UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ALPHAVEST ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF ALPHAVEST ACQUISITION CORP

420 LEXINGTON AVE, SUITE 2446

NEW YORK CITY, NY 10170

TO BE HELD ON DECEMBER 20, 2023

Dear AlphaVest Acquisition Corp Shareholder:

You are cordially invited to attend an extraordinary general meeting of AlphaVest Acquisition Corp, a Cayman Islands exempted company (the “Company,” “AlphaVest,” “we,” “us” or “our”), which will be held on December 20, 2023, at 12:00 p.m. Eastern Standard Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in person at the offices of Winston & Strawn LLP located at 800 Capitol St., Suite 2400, Houston, Texas 77002, and virtually via live webcast at https://www.cstproxy.com/alphavest/2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: 1 857-999-9155 (standard rates apply)

Conference ID: 4031986#

The attached Notice of the Extraordinary General Meeting and accompanying Proxy Statement (the “Proxy Statement”) describe the business AlphaVest will conduct at the Extraordinary General Meeting and provide information about AlphaVest that you should consider when you vote your shares. As set forth in the attached Proxy Statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend AlphaVest’s Amended and Restated Memorandum and Articles of Association, dated as of December 19, 2022 (the “Existing Charter”) by adopting the AlphaVest’s Second Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to ten (10) times from December 22, 2023 (the “Termination Date”) to December 22, 2024, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each (each, an “Extension”) (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering (the “IPO”)) for a total of twelve (12) months after the Termination Date (assuming a Business Combination (as defined below) has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;

Proposal No. 2 - Trust Agreement Amendment Proposal — A proposal, by at least sixty-five percent (65%) of the then outstanding Ordinary Shares, to amend AlphaVest’s investment management trust agreement, dated as of December 19, 2022, (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date or Extended Date, as applicable, to December 22, 2024 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date and depositing into the trust account (the “Trust Account”) $55,000 for each month in an Extension the “Extension Payment”) until December 22, 2024 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”); and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment, Trust Agreement Amendment and Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote. Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal is a condition to the implementation of the Extension Amendment, Trust Agreement Amendment and Extension. In addition, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares (as defined below) in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Company’s board of directors (the “Board”). Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow AlphaVest additional time and flexibility to complete our previously announced Business Combination. On August 11, 2023, AlphaVest entered into a business combination agreement with AV Merger Sub, a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Wanshun Technology Industrial Group Limited, a Cayman Islands exempted company (“Wanshun”). However, there can be no guarantee the business combination with Merger Sub and Wanshun will be consummated. If it is not consummated, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow AlphaVest additional time to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those AlphaVest shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AlphaVest liquidated on the Termination Date and (ii) allow those AlphaVest shareholders who wish for AlphaVest to continue its search for a Business Combination to remain shareholders.

Currently, the Company has until the Termination Date, or December 22, 2023, to consummate a Business Combination. The Board has determined that it is in the best interests of AlphaVest to seek an extension of the Termination Date and have AlphaVest shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension Amendment, Trust Agreement Amendment and Extension are implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, we may, by resolution of the Board, at the request of our sponsor, AlphaVest Holding LP (the “Sponsor”), avail ourselves of the two (2) additional three-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline $690,000, (or $0.10 per share) for each extension. . If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of ten (10) extension periods, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline the $55,000 for each month in an Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, outstanding ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) which were issued in the Company’s initial public offering (the “Public Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes if any (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement. In addition, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $10.68 (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $73,731,029.06 as of the Record Date (including interest not previously released to AlphaVest to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the Nasdaq Global Market (“Nasdaq”) on the Record Date was $10.69. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.01 less per share than if the Public Shares were sold in the open market. AlphaVest cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. AlphaVest believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if AlphaVest does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. As of the date of this Proxy Statement, the Company has 9,180,500 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Ordinary Shares held by the Sponsor and the representative of our underwriters in our initial public offering (the “Founder Shares”), the Company will need 3,839,834 Public Shares, or 55.6% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 3,686,825 Public Shares or 53.4% of the Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 2,309,751 or 33.5% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on December 7, 2023 (the “Record Date”) as the date for determining AlphaVest shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the Record Date, there were 6,900,000 issued and outstanding Public Shares and 2,280,500 issued and outstanding Founder Shares. AlphaVest’s rights do not have voting rights.

You are not being asked to vote on a Business Combination at this time. If the Extension, Trust Agreement Amendment and Extension Amendment are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the last Extended Date, December 22, 2024. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the expiration of the last Extended Date, December 22, 2024.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal (if required) are in the best interests of AlphaVest and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

AlphaVest’s Sponsor, directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and units consisting of Ordinary Shares and rights sold to the Sponsor in a private placement that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of AlphaVest—Interests of the Initial Shareholders” in the accompanying Proxy Statement.

Enclosed is the Proxy Statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, AlphaVest urges you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote in person or online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

By Order of the Board of Directors of AlphaVest Acquisition Corp

Yong (David) Yan

Chief Executive Officer

December 7, 2023

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, virtually or in person, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, if you fail to vote in person or by proxy at the Extraordinary General Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON DECMEBER 20, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on December 20, 2023, 2023: This notice of meeting and the accompanying Proxy Statement are being made available on or about December 7, 2023.

NOTICE OF EXTRAORDINARY GENERAL MEETING

OF ALPHAVEST ACQUISITION CORP

TO BE HELD ON DECEMBER 20, 2023

To the Shareholders of AlphaVest Acquisition Corp:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of AlphaVest Acquisition Corp, a Cayman Islands exempted company (the “Company,” “AlphaVest,” “we,” “us” or “our”), will be held on December 20, 2023, at 12:00 p.m. Eastern Time. The Extraordinary General Meeting will be held in person at the offices of Winston & Strawn LLP located at 800 Capitol St., Suite 2400, Houston, TX 77002, and virtually via live webcast at https://www.cstproxy.com/alphavest/2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 4031986#

You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting upon, and if through fit, passing and approving the following resolutions, as more fully described below in this Proxy Statement, which is dated December 7, 2023 and is first being mailed to shareholders on or about that date:

Proposal No. 1—Extension Amendment Proposal—To resolve as a special resolution, that AlphaVest’s Amended and Restated Memorandum and Articles of Association, dated as of December 19, 2022 (the “Existing Charter”) be deleted in their entirety and in substitution in their place the AlphaVest’s Second Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the Proxy Statement. (the “Extension Amendment”) be adopted which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) from December 22, 2023 (the “Termination Date”) up to ten(10) times, the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each (each an “Extension”) up to December 22, 2024 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering (the “IPO”)) for a total of twelve (12) months after the Termination Date (assuming a Business Combination (as defined below) has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.”

Proposal No. 2 - Trust Agreement Amendment Proposal — To resolve that AlphaVest’s investment management trust agreement, dated as of December 19, 2022, (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), be amended to allow the Company to extend the Termination Date from December 22, 2023 up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each up to December 22, 2024 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date, as applicable and depositing into the trust account (the “Trust Account”), $55,000 for each month in an Extension (the “Extension Payment”) pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the Proxy Statement (the “Trust Agreement Amendment Proposal”).

Proposal No. 3—Adjournment Proposal— To approve as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and Trust Agreement Amendment.

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote. Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension Amendment, Trust Agreement Amendment and Extension. In addition, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Company’s board of directors (the “Board”). Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow AlphaVest additional and flexibility to complete our previously announced Business Combination. On August 11, 2023, AlphaVest entered into a business combination agreement with AV Merger Sub, a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Wanshun Technology Industrial Group Limited, a Cayman Islands exempted company (“Wanshun”). However, there can be no guarantee the business combination with Merger Sub and Wanshun will be consummated. If it is not consummated, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow AlphaVest additional time to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those AlphaVest shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AlphaVest liquidated on the Termination Date and (ii) allow those AlphaVest shareholders who wish for AlphaVest to continue its search for a Business Combination to remain shareholders. Currently, the Company has until the Termination Date, or December 22, 2023, to consummate a Business Combination. The Board has determined that it is in the best interests of AlphaVest to seek an extension of the Termination Date and have AlphaVest shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is approved and the Extension Amendment, Trust Agreement Amendment and Extension are implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, we may, by resolution of the Board, at the request of our sponsor, AlphaVest Holding LP (the “Sponsor”), avail ourselves of the two (2) additional three-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline $690,000, (or $0.10 per share) for each extension. . If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of ten (10) extension periods, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline $55,000 for each month in an Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) which were issued in the Company’s initial public offering (the “Public Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement. In addition, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $10.68 (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $73,731,029.06 as of the Record Date (including interest not previously released to AlphaVest to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the Nasdaq Global Market (“Nasdaq”) on the Record Date was $10.69. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.01 less per share than if the Public Shares were sold in the open market. AlphaVest cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. AlphaVest believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if AlphaVest does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension Amendment is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units (as defined below) and elect to separate your Units into the underlying Public Shares and Public Rights (as defined below) prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to Continental Stock Transfer & Trust Company (the “Trustee” or “transfer agent”) including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaVest redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on December 18, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension Amendment, Trust Agreement Amendment and Extension are not consummated, the Public Shares will be returned to the respective holder, broker or bank.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. As of the date of this Proxy Statement, the Company has 9,180,500 Ordinary Shares outstanding. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Ordinary Shares held by the Sponsor and the representative of our underwriters in our initial public offering (the “Founder Shares”), the Company will need 3,839,834 Public Shares, or 55.6% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 3,686,825 Public Shares or 53.4% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. All outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 2,309,751 or 33.5% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Record holders of Ordinary Shares at the close of business on December 7, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 6,900,000 issued and outstanding Public Shares and 2,280,500 issued and outstanding Founder Shares. AlphaVest’s rights do not have voting rights.

This Proxy Statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, virtually or in person, AlphaVest urges you to read this material carefully and vote your shares.

This Proxy Statement is dated December 7, 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of AlphaVest Acquisition Corp

Yong (David) Yan

Chief Executive Officer

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect AlphaVest’s current views with respect to, among other things, its capital resources and results of operations. Likewise, AlphaVest’s financial statements and all of AlphaVest’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect AlphaVest’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward- looking statement. AlphaVest does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	AlphaVest’s ability to complete a Business Combination, including approval by the shareholders of AlphaVest;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of the Public Shares and other securities of AlphaVest;

●	the use of funds not held in the Trust Account or available to AlphaVest from interest income on the Trust Account balance;

●	the competitive environment in which our successor will operate following a Business Combination; and

●	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect AlphaVest’s good faith beliefs, they are not guarantees of future performance. AlphaVest disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause AlphaVest’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in AlphaVest’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023, and in other reports AlphaVest filed with the SEC, including AlphaVest’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, filed with the SEC on May 22, 2023, June 30, 2023, filed with the SEC on August 11, 2023, and September 30, 2023, filed with the SEC on November 3, 2023. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to AlphaVest.

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this Proxy Statement?

A.

AlphaVest is a blank check company incorporated under the laws of the Cayman Islands on January 14, 2022, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. AlphaVest’s registration statement on Form S-1 (File No. 333-268188) for AlphaVest’s IPO was declared effective by the SEC on December 19, 2022. On December 22, 2022, AlphaVest consummated its IPO of 6,000,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share (the “Ordinary Shares”) and one right (the “Public Rights”), with each Public Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. On December 29, 2022, EarlyBirdCapital, Inc. (“EBC”) exercised its over-allotment option (the “Overallotment”), to purchase an additional 900,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $9,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 365,000 private Units to the Sponsor, and 25,000 private Units to EBC (collectively, the “Private Units”) at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,900,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 37,904 Private Units to the Sponsor and the private sale of an additional 2,596 Private Units to EBC, each at a purchase price of $10.00 per Private Unit, generating additional gross proceeds to the Company of $405,000. Transaction costs amounted to $3,734,629 consisting of $1,725,000 of underwriting fees, $629,929 of other offering costs.

An aggregate of $70,380,000 of the net proceeds from AlphaVest’s IPO and sale of the units consisting of Ordinary Shares and rights sold to the Sponsor in a private placement (the “Private Placement Units” were deposited in the Trust Account established for the benefit of the holders of Public Shares.

On August 11, 2023, AlphaVest entered into a business combination agreement with AV Merger Sub, a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Wanshun Technology Industrial Group Limited, a Cayman Islands exempted company (“Wanshun”).

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

Currently, the Company has until the Termination Date, or December 22, 2023, to consummate a Business Combination. The Board has determined that it is in the best interests of AlphaVest to seek an extension of the Termination Date and have AlphaVest shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is approved and the Extension, Trust Agreement Amendment and Extension Amendment are implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Q.	When and where is the Extraordinary General Meeting?

A.	The Extraordinary General Meeting will be held on December 20, 2023, at 12:00 p.m. Eastern Time at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States, and virtually via live webcast by visiting https://www.cstproxy.com/alphavest/2023 and entering the voter control number included on your proxy card and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: 1 800-450-7155 (standard rates apply)

Conference ID: 4031986#

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.	Any registered shareholder at the Record Date wishing to attend the Extraordinary General Meeting virtually should register for the Extraordinary General Meeting at https://www.cstproxy.com/alphavest/2023. You can virtually attend the Extraordinary General Meeting via the internet by visiting https://www.cstproxy.com/alphavest/2023 and entering the voter control number included on your proxy card. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

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Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	AlphaVest shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend AlphaVest’s Existing Charter by adopting the AlphaVest’s Second Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the Proxy Statement, which reflects the extension of the date by which the Company must consummate a business combination up to ten (10) times from December 22, 2023 to December 22, 2024, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each (i.e., for a period of time ending up to 24 months after the consummation of its IPO) for a total of twelve (12) months after the Termination Date (assuming a Business Combination has not occurred);

Proposal No. 2 - Trust Agreement Amendment Proposal — A proposal, by ordinary resolution, to amend AlphaVest’s Trust Agreement, by and between the Company and the Trustee. The Trust Agreement Amendment proposes to allow the Company to extend the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date or the Extended Date, as applicable, to December 22, 2024 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date and depositing into the Trust Account $55,000 for each month in an Extension until December 22, 2024 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination; and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment, Trust Agreement Amendment and Extension.

Q.	Are the proposals conditioned on one another?

A.	Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are conditions to the implementation of the Extension Amendment, Trust Agreement Amendment and Extension. Pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

If the Extension, Trust Agreement Amendment and Extension Amendment are implemented and one or more AlphaVest shareholders elect to redeem their Public Shares, AlphaVest will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, as described in more detail in this Proxy Statement, and will retain the remainder of the funds in the Trust Account for AlphaVest’s use in connection with consummating a Business Combination on or before the expiration of the last Extended Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and all of AlphaVest’s directors and officers (the “initial shareholders”) waived their rights to participate in any liquidating distribution with respect to the 2,280,500 Founder Shares held by them. There will be no distribution from the Trust Account with respect to AlphaVest’s rights, which will expire worthless in the event AlphaVest dissolves and liquidates the Trust Account.

The Adjournment Proposal is not conditioned on the approval of any other proposal.

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Q.	Why is AlphaVest proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.	The Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying Business Combinations(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow AlphaVest additional time and flexibility to complete our previously announced Business Combination. On August 11, 2023, AlphaVest entered into a business combination agreement with AV Merger Sub, a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Wanshun Technology Industrial Group Limited, a Cayman Islands exempted company (“Wanshun”). However, there can be no guarantee the business combination with Merger Sub and Wanshun will be consummated. If it is not consummated, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow AlphaVest additional time to complete a Business Combination. Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those AlphaVest shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AlphaVest liquidated on the Termination Date and (ii) allow those AlphaVest shareholders who wish for AlphaVest to continue its search for a Business Combination to remain shareholders.

Currently, the Company has until the Termination Date, or December 22, 2023, to consummate a Business Combination. The Board has determined that it is in the best interests of AlphaVest to seek an extension of the Termination Date and have AlphaVest shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to consummating a Business Combination circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension, Trust Agreement Amendment and Extension Amendment are implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by AlphaVest shareholders, AlphaVest may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension, Trust Agreement Amendment and Extension Amendment, or to otherwise provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment. If the Adjournment Proposal is not approved by AlphaVest shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

You are not being asked to vote on a Business Combination at this time. If the Extension, Trust Agreement Amendment and Extension Amendment are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the last Extended Date, December 22, 2024. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the last Extended Date, December 22, 2024.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.	The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

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Q.	Why should I vote “FOR” the Extension Amendment Proposal?

A.	AlphaVest believes its shareholders will benefit from AlphaVest consummating a Business Combination and is proposing the Extension Amendment Proposal to give the Company the right to extend the Combination Period from December 22, 2023 up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each time up to December 22, 2024. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal is approved and the Extension, Trust Agreement Amendment and Extension Amendment are implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination by the last Extended Date, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement,, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of the two (2) additional three-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline, $690,000, (or $0.10 per share) for each extension. . If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of ten (10) extension periods, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline $55,000 for each month in an Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, rights will expire and be worthless.

The Board recommends that you vote in favor of the Extension Amendment Proposal.

Q.	Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.	AlphaVest believes its shareholders will benefit from AlphaVest consummating a Business Combination and is proposing the Trust Agreement Amendment Proposal to allow the Company to extend the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date or the Extended Date, as applicable, to December 22, 2024 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to consummating a Business Combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Trust Agreement Amendment Proposal is approved and the Extension, Trust Agreement Amendment and Extension Amendment are implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination by the last Extended Date, given the actions that must occur prior to closing of a Business Combination.

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Pursuant to the Existing Charter and the Trust Agreement,, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of the two (2) additional three-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline $690,000, (or $0.10 per share) for each extension. . If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of ten (10) extension periods, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline $55,000 for each month in an Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, rights will expire and be worthless.

The Board recommends that you vote in favor of the Trust Agreement Amendment Proposal.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.	If the Adjournment Proposal is not approved by AlphaVest shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or implementation of the Extension, Trust Agreement Amendment and Extension Amendment.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.	The initial shareholders have advised AlphaVest that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor, AlphaVest’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 2,280,500 Founder Shares held by the Sponsor and the officers and directors of AlphaVest, representing approximately 24.8% of AlphaVest’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 3,839,834 Public Shares, or 55.6% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 3,686,825 Public Shares or 53.4% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.] To approve the Adjournment Proposal, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 2,309,751 or 33.5% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

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Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.

If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A.	If there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, AlphaVest may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the officers, directors and the initial shareholders of AlphaVest waived their rights to participate in any liquidation distribution with respect to the 2,280,500 Founder Shares held by them. There will be no distribution from the Trust Account with respect to AlphaVest’s rights, which will expire worthless in the event AlphaVest dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal is approved, what happens next?

A.	If the Extension Amendment Proposal is approved, then AlphaVest’s Second Amended and Restated Memorandum and Articles of Association in substantially the form that appears in Annex A hereto will be adopted with immediate effect and AlphaVest will proceed to file the Second Amended and Restated Memorandum and Articles of Association, together with other necessary documents, with the Cayman Islands Registrar of Companies and will continue its efforts to consummate a Business Combination on or before the last Extended Date, December 22, 2024.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of AlphaVest held by AlphaVest’s officers, directors, the Sponsor and its affiliates. In addition, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

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Even if the Extension Amendment Proposal is approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or to amend the Existing Charter and may liquidate on the Termination Date.

Q.	If the Trust Agreement Amendment Proposal is approved, what happens next?

A.	If the Trust Agreement Amendment Proposal is approved, then AlphaVest will amend its Trust Agreement in substantially the form that appears in Annex B hereto and will continue its efforts to consummate a Business Combination on or before the last Extended Date, December 22, 2024.

Q.	Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal?

A.	Yes. Whether you vote for or against the Extension Amendment Proposal, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

●	Sending a later-dated, signed proxy card addressed to AlphaVest’s Chief Executive Officer located at AlphaVest Acquisition Corp, 420 Lexington Ave, Suite 2446, New York, NY 10170 Attn: Yong (David) Yan, so that it is received by AlphaVest’s Secretary or Chief Executive Officer on or before the Extraordinary General Meeting; or

●	Attending and voting, in person or virtually via the internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to AlphaVest’s Chief Executive Officer, which must be received by AlphaVest’s Chief Executive Officer on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?

A.	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, abstentions and broker non-votes will have no effect on outcome of any proposal brought before the Extraordinary General Meeting.

Q.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A.	Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

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Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. AlphaVest believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide voting instructions to your broker, bank, or other nominee, they may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of AlphaVest shareholders necessary to hold a valid meeting. Our Existing Charter defines a quorum, in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment to the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, as the holders (whether individuals or entities by a duly authorized representative) of a majority of the Ordinary Shares entitled to vote at the Extraordinary General Meeting.

Accordingly, an AlphaVest shareholder’s failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum.

Q.	How many votes do I have?

A.	Each Ordinary Share is entitled to one vote on each proposal being submitted to our shareholders at the Extraordinary General Meeting.

Q.	How do I vote?

A.	If you were a holder of record of Ordinary Shares on December 7, 2023, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting in Person. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, United States.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York Time, on December 19, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting https://www.cstproxy.com/alphavest/2023 and entering the voter control number included on your proxy card.

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Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal, the Board has determined that each proposal is in the best interests of AlphaVest and its shareholders. The Board recommends that AlphaVest shareholders vote “FOR” each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal, if presented.

Q.	What interests do AlphaVest’s Sponsor, directors and officers have in the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

A.	AlphaVest’s Sponsor, directors and officers have interests in the Extension Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and Private Placement Units that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of AlphaVest—Interests of the Initial Shareholders” in this Proxy Statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A.	No. There are no appraisal rights available to AlphaVest shareholders in connection with the Extension Amendment Proposal.

Q.	How are the funds in the Trust Account currently being held?

A.	The funds in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations.

Q.	If I am a Public Shareholder, can I exercise redemption rights with respect to my Public Shares?

A.	Yes. If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this Proxy Statement. Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of proposals. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior written consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Q.	If I own Public Rights, can I exercise redemption rights with respect to my Public Rights?

A.	No. The holders of Public Rights have no redemption rights with respect to such Public Rights.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

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If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q.	What do I need to do now?

A.	You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A and Annex B, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.	In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, Trust Agreement Amendment and Extension Amendment, AlphaVest shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AlphaVest to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated December 20, 2022, filed in connection with the IPO. In addition, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaVest redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on December 18, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension, Trust Agreement Amendment and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of AlphaVest’s transfer agent is listed under the question “Who can help answer my questions?” below. AlphaVest requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

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A physical share certificate will not be needed if your shares are delivered to AlphaVest’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and AlphaVest’s transfer agent will need to act to facilitate the request. It is AlphaVest’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because AlphaVest does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with AlphaVest’s consent, until a vote is taken with respect to the Extension, Trust Agreement Amendment and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

AlphaVest shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is approved and the Extension, Trust Agreement Amendment and Extension Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.	AlphaVest will pay the cost of soliciting proxies for the Extraordinary General Meeting. AlphaVest has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. AlphaVest will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of AlphaVest may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

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Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact:

AlphaVest Acquisition Corp

420 Lexington Ave, Suite 2446

New York, NY 10170

Tel: (203) 998-5540

You may also contact the proxy solicitor for AlphaVest at:

Laurel Hill Advisory Group, LLC

2 Robbins Lane, Suite 201

Jericho, NY 11753

Tel: (855) 414-2266

To obtain timely delivery, AlphaVest shareholders must request the materials no later than December 13, 2023, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about AlphaVest from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to demand redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m. Eastern Time on December 18, 2023 (two business days before the scheduled vote at the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor New York, NY 10004

Attn: Robert Zubrycki

Email: rzubreycki@continentalstock.com

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EXTRAORDINARY GENERAL MEETING OF ALPHAVEST

This Proxy Statement is being provided to AlphaVest shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of AlphaVest shareholders to be held on December 20, 2023 and at any adjournment thereof. This Proxy Statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This Proxy Statement is being first mailed on or about December 8, 2023 to all shareholders of record of AlphaVest as of December 7, 2023, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 12:00 p.m. Eastern Time on December 20, 2023, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, TX 77002 and virtually via live webcast by visiting https://www.cstproxy.com/alphavest/2023 and entering the voter control number included on your proxy card. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, AlphaVest shareholders will consider and vote on the following proposals:

●	Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend AlphaVest’s Existing Charter by adopting AlphaVest’s Second Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the Proxy Statement. which reflects the extension of the date by which the Company must consummate a business combination up to ten (10) times from December 22, 2023 to December 22, 2024, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each (i.e., for a period of time ending up to 24 months after the consummation of its IPO) for a total of twelve (12) months after the Termination Date (assuming a Business Combination has not occurred);

●	Proposal No. 2 - Trust Agreement Amendment Proposal — A proposal, by ordinary resolution, to amend AlphaVest’s Trust Agreement, by and between the Company and the Trustee. The Trust Agreement Amendment proposes to allow the Company to extend the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date or the Extended Date, as applicable, to December 22, 2024 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date and depositing into the Trust Account $55,000 for each month in an Extension until December 22, 2024 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination; and

●	Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment, Trust Agreement Amendment and Extension.

Voting Power; Record Date

As a shareholder of AlphaVest, you have a right to vote on certain matters affecting AlphaVest. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on December 7, 2023, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 9,180,500 issued and outstanding shares, of which 6,900,000 shares were held by holders of Public Shares and 2,280,500 Founder Shares were held by the initial shareholders.

Recommendation of the Board

THE BOARD RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

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Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

On the Record Date, the Sponsor, AlphaVest’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 2,280,500 Founder Shares held by the Sponsor and the officers and directors of AlphaVest, representing approximately 24.8% of AlphaVest’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 3,839,834 Public Shares, or 55.6% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 3,686,825 Public Shares or 53.4% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 2,309,751 or 33.5% of the outstanding Public Shares outstanding to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

It is possible that AlphaVest will not be able to complete its initial Business Combination on or before the Termination Date, or by the last Extended Date, December 22, 2024, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If AlphaVest fails to complete its initial Business Combination on or before the Termination Date, or by the last Extended Date, December 22, 2024, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaVest will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares—Shareholders of Record

If you are an AlphaVest shareholder of record, you may vote in person, by mail, internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

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Voting in Person. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to virtually attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m., New York Time, on December 19, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting https://www.cstproxy.com/alphavest/2023 and entering the voter control number included on their proxy card.

Voting Your Shares—Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from AlphaVest. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to virtually attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to virtually attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to Continental Stock Transfer & Trust Company. Written requests can be mailed to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Robert Zubrycki

Requests for registration must be labeled as “Legal Proxy” and be received no later than 11:59 p.m., New York Time, on December 13, 2023.

You will receive a confirmation of your registration by email after AlphaVest receives your registration materials. You may virtually attend the Extraordinary General Meeting by visiting https://www.cstproxy.com/alphavest/2023 and entering the voter control number included on your proxy card. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. AlphaVest encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at 12:00 p.m. Eastern Time, on December 20, 2023, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, TX 77002 and virtually via live webcast at https://www.cstproxy.com/alphavest/2023 You will be able to attend the Extraordinary General Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

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Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify AlphaVest’s Chief Executive Officer in writing to AlphaVest Acquisition Corp, 420 Lexington Ave, Suite 2446, New York, NY 10170 Attn: Yong (David) Yan before the Extraordinary General Meeting that you have revoked your proxy; or

●	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person (including virtually), as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Under the Existing Charter, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this Proxy Statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Laurel Hill Advisory Group, LLC, AlphaVest’s proxy solicitor.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, Trust Agreement Amendment and Extension Amendment, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AlphaVest to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated December 20, 2022, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. In addition, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment are approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension, Trust Agreement Amendment and Extension Amendment are consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the Public Shares;

(ii) submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaVest redeem all or a portion of your Public Shares for cash; and

(iii) deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

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Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on December 18, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension, Trust Agreement Amendment and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of AlphaVest’s transfer agent is listed under the question “Who can help answer my questions?” below. AlphaVest requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to AlphaVest’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and AlphaVest’s transfer agent will need to act to facilitate the request. It is AlphaVest’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because AlphaVest does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with AlphaVest’s consent, until a vote is taken with respect to the Extension, Trust Agreement Amendment and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

AlphaVest shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension, Trust Agreement Amendment and Extension Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $73,731,029.06 as of the Record Date. Prior to their exercising redemption rights, AlphaVest shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of AlphaVest, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

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Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Extension, Trust Agreement Amendment and Extension Amendment implemented, and if and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of AlphaVest’s rights will expire worthless.

Appraisal Rights

There are no appraisal rights available to AlphaVest shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

AlphaVest is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. AlphaVest has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. AlphaVest and its directors, officers and employees may also solicit proxies on the internet. AlphaVest will ask banks, brokers and other institutions, nominees and fiduciaries to forward this Proxy Statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

AlphaVest will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials. AlphaVest will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this Proxy Statement and the related proxy materials to AlphaVest shareholders. Directors, officers and employees of AlphaVest who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of the Board to vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in consummating a Business Combination that are different from, or in addition to, those of other shareholders generally. AlphaVest’s directors are aware of and will consider these interests, among other matters, in evaluating a potential Business Combination, in recommending to shareholders that they approve a Business Combination and in agreeing to vote their shares in favor of a Business Combination. Shareholders should take these interests into account in deciding whether to approve a Business Combination. These interests include, among other things:

●	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding AlphaVest Public Shares for cash and, subject to the approval of its remaining shareholders and the Board, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor and AlphaVest’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.014 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $18,440,250 based upon the closing price of $10.69 per share on Nasdaq on the Record Date.

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●	Simultaneously with the closing of the IPO, the Company completed the sale of 365,000 Private Units to the Sponsor, and 25,000 Private Units to EBC at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,900,000. On December 29, 2022, EarlyBirdCapital, Inc. exercised the Overallotment to purchase an additional 900,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $9,000,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 37,904 Private Units to the Sponsor and the private sale of an additional 2,596 Private Units to EBC, each at a purchase price of $10.00 per Private Unit, generating additional gross proceeds to the Company of $405,000. The Private Placement Units and Ordinary Shares underlying the Private Placement Units will become worthless if AlphaVest does not consummate a business combination by the Termination Date or such later date that may be approved by AlphaVest shareholders in accordance with the Existing Charter.

●	The Sponsor and AlphaVest’s directors and officers paid significantly less for their Founder Shares than other Public Shareholders paid for their Public Shares purchased in the IPO or shares purchased in the open market thereafter. As a result, if a Business Combination is completed, the Sponsor, officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Company liquidates without completing its Business Combination before the Termination Date, the Sponsor, officers and directors will lose their entire investment in us.

●	Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

●	The Existing Charter contains a waiver of the corporate opportunity doctrine, and there could have been Business Combination targets that have been appropriate for a combination with AlphaVest but were not offered due to an AlphaVest director’s duties to another entity. AlphaVest does not believe that the waiver of the corporate opportunity doctrine in its Existing Charter interfered with its ability to identify an acquisition target.

Additionally, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and AlphaVest consummates an initial Business Combination, the officers and directors of AlphaVest may have additional interests as described in the Proxy Statement/prospectus for such transaction.

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PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

AlphaVest is a blank check company incorporated under the laws of the Cayman Islands on January 14, 2022, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. AlphaVest has reviewed, and continues to review, a number of opportunities to enter into a Business Combination, but we are not able to determine at this time whether we will complete a Business Combination with any of the target businesses that we have reviewed or with any other target business. We also have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On December 22, 2022, AlphaVest consummated its IPO of 6,000,000 Units. Each Unit consists of one Ordinary Share, par value $0.0001 per share, and one Public Right, with each Public Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. On December 29, 2022, EBC exercised its over-allotment option, to purchase an additional 900,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $9,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 365,000 private units to the Sponsor, and 25,000 private units to EBC (collectively, the “Private Units”) at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,900,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 37,904 Private Units to the Sponsor and the private sale of an additional 2,596 Private Units to EBC, each at a purchase price of $10.00 per Private Unit, generating additional gross proceeds to the Company of $405,000. Transaction costs amounted to $3,734,629 consisting of $1,725,000 of underwriting fees, $629,929 of other offering costs.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

AlphaVest is proposing to amend its Existing Charter to give the Company the right to extend the Combination Period from December 22, 2023 up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each up to December 22, 2024 (i.e., for a period of time ending up to 24 months after the consummation of its IPO) by depositing into the Trust Account, for each three-month extension, the Extension Payment after giving effect to the Redemption. A copy of the proposed Second Amended and Restated Memorandum and Articles of Association of AlphaVest is attached to this Proxy Statement as part of Annex A.

Proposed Business Combination

On August 11, 2023, AlphaVest entered into a business combination agreement (the “Wanshun Business Combination Agreement”) with AV Merger Sub, a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Wanshun Technology Industrial Group Limited, a Cayman Islands exempted company (“Wanshun”).

Pursuant to the terms of the Wanshun Business Combination Agreement, a business combination between the Company and Wanshun will be effected through the merger of Merger Sub with and into Wanshun, with Wanshun surviving the merger as a wholly owned subsidiary of the Company (the “Merger,” and together with the transactions contemplated by the Business Combination Agreement and the other agreements contemplated thereby, the “Transactions”).

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Reasons for the Extension Amendment Proposal

The Existing Charter currently provides that AlphaVest has until the Termination Date to complete an initial Business Combination. AlphaVest and its officers and directors agreed that they would not seek to amend the Existing Charter to allow for a longer period of time to complete a Business Combination unless AlphaVest provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is in the best interests of AlphaVest to seek an extension of the Termination Date and have AlphaVest shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to a Business Combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal is approved and the Extension, Trust Agreement Amendment and Extension Amendment are implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination by the last Extended Date, December 22, 2024, given the actions that must occur prior to closing of a Business Combination.

Under the Existing Charter, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of the two (2) additional three-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline $690,000, (or $0.10 per share) for each extension. . If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of ten (10) extension periods, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline $55,000 for each month in an Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

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The Extension Amendment Proposal is essential to allowing AlphaVest additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension and Extension Amendment. In addition, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension and Extension Amendment unless our shareholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension and Extension Amendment are satisfied or waived. If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 2,280,500 Founder Shares held by them. There will be no distribution from the Trust Account with respect to AlphaVest’s rights, which will expire worthless in the event AlphaVest dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, AlphaVest’s Second Amended and Restated Memorandum and Articles of Association, in substantially the form that appears in Annex A hereto, will be adopted with immediate effect and AlphaVest will proceed to file the Second Amended and Restated Memorandum and Articles of Association, together with other necessary documents, with the Cayman Islands Registrar of Companies. The Company’s Second Amended and Restated Memorandum and Articles of Association gives the Company the right to extend the Combination Period from December 22, 2023 up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each up to December 22, 2024 (i.e., for a period of time ending up to 24 months after the consummation of its IPO). AlphaVest will then continue to attempt to consummate a Business Combination until the last Extended Date, December 22, 2024. AlphaVest will remain a reporting company under the Exchange Act and its Units, Public Shares and Public Rights will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the last Extended Date, December 22, 2024. If AlphaVest enters into a definitive agreement with a target to consummate a Business Combination, the vote by AlphaVest shareholders to approve such Business Combination will occur at a separate meeting of AlphaVest shareholders, to be held at a later date, and the solicitation of proxies from AlphaVest shareholders in connection with such separate meeting, and the related right of AlphaVest shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate Proxy Statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

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Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, Trust Agreement Amendment and Extension Amendment, each Public Shareholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. In addition, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Please see the section titled “Extraordinary General Meeting—Redemption Rights” for more information on how to exercise your redemption rights.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING
REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	the Sponsor or our directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market method of accounting;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Public Shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

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We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option.

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The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeeming holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares. If there are no remaining shares, a U.S. Holder should consult its tax adviser as to the allocation of remaining basis.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Public Shares are readily tradable on an established securities market in the United States or (ii) Public Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2022, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of our current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

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Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year at the time of disposition. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and net gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (i) no predecessor of the corporation was a PFIC; (ii) the corporation satisfies the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (iii) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us is uncertain and will not be known until after the close of our current taxable year (or possibly not until after the close of the first two taxable years following our start-up year, as described under the start-up exception). After the acquisition of a company or assets in a business combination, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC for our current taxable year. Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” election (a “QEF Election”) for each of our taxable years as a PFIC in which the U.S. Holder held Public Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

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Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

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Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

On the Record Date, the Sponsor, AlphaVest’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 2,280,500 Founder Shares held by the Sponsor and the officers and directors of AlphaVest, representing approximately 24.8% of AlphaVest’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, the Company will need 3,839,834 Public Shares, or 55.6% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. In addition, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Full Text of Resolution

“It is resolved as a special resolution, that the AlphaVest’s Amended and Restated Memorandum and Articles of Association, dated as of December 19, 2022 (the “Existing Charter”) be deleted in its entirety and in substitution in their place the AlphaVest Second Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) be adopted which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) from December 22, 2023 (the “Termination Date”) up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each (each an “Extension”) up to December 22, 2024 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering) (the “IPO”)) for a total of twelve (12) months after the Termination Date (assuming a Business Combination has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date”.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT ALPHAVEST SHAREHOLDERS VOTE “FOR”

THE EXTENSION AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AlphaVest—Interests of the Initial Shareholders” for a further discussion.

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PROPOSAL NO. 2—THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

AlphaVest is a blank check company incorporated under the laws of the Cayman Islands on January 14, 2022, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. AlphaVest has reviewed, and continues to review, a number of opportunities to enter into a Business Combination, but we are not able to determine at this time whether we will complete a Business Combination with any of the target businesses that we have reviewed or with any other target business. We also have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On December 22, 2022, AlphaVest consummated its IPO of 6,000,000 Units. Each Unit consists of one Ordinary Share, par value $0.0001 per share, and one Public Right, with each Public Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. On December 29, 2022, EBC exercised its over-allotment option, to purchase an additional 900,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $9,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 365,000 Private Units to the Sponsor, and 25,000 Private Units to EBC at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,900,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 37,904 Private Units to the Sponsor and the private sale of an additional 2,596 Private Units to EBC, each at a purchase price of $10.00 per Private Unit, generating additional gross proceeds to the Company of $405,000. Transaction costs amounted to $3,734,629 consisting of $1,725,000 of underwriting fees, $629,929 of other offering costs.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

AlphaVest is proposing to amend its Trust Agreement to allow the Company to extend the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date or the Extended Date, as applicable, to December 22, 2024 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date or Extended Date, as applicable, and by depositing into the Trust Account, for each three-month extension, the Extension Payment after giving effect to the Redemption. A copy of the proposed amendment to the Trust Agreement is attached to this Proxy Statement as part of Annex B.

Proposed Business Combination

On August 11, 2023, AlphaVest entered into a business combination agreement with, Merger Sub and Wanshun.

Pursuant to the terms of the Wanshun Business Combination Agreement, a business combination between the Company and Wanshun will be effected through the merger of Merger Sub with and into Wanshun, with Wanshun surviving the merger as a wholly owned subsidiary of the Company.

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Reasons for the Trust Agreement Amendment Proposal

The Trust Agreement currently provides that AlphaVest has until the Termination Date to complete an initial Business Combination. The Board has determined that it is in the best interests of AlphaVest to seek an extension of the Termination Date and have AlphaVest shareholders approve the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaVest’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Trust Agreement Amendment Proposal is approved and the Trust Agreement Amendment is implemented, there is no assurance that AlphaVest will be able to consummate a Business Combination by the last Extended Date, December 22, 2024, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and Trust Agreement, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of the three (3) additional three-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline $690,000, (or $0.10 per share) for each extension. . If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of ten (10) extension periods, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline $55,000 for each month in an Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interests to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

The Trust Agreement Amendment Proposal is essential to allowing AlphaVest additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of the Trust Agreement Amendment Proposal is a condition to the implementation of the Trust Agreement Amendment. In addition, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Trust Agreement Amendment Proposal is approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Trust Agreement and may liquidate on the Termination Date.

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If the Trust Agreement Amendment Proposal is Not Approved

The approval of the Trust Agreement Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Trust Agreement Amendment unless our shareholders approve the Trust Agreement Amendment Proposal and the other conditions to implementing the Trust Agreement Amendment are satisfied or waived. If the Trust Agreement Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 2,280,500 Founder Shares held by them. There will be no distribution from the Trust Account with respect to AlphaVest’s rights, which will expire worthless in the event AlphaVest dissolves and liquidates the Trust Account.

If the Trust Agreement Amendment Proposal is Approved

If the Trust Agreement Amendment Proposal is approved, the Company will then continue to attempt to consummate a business combination until the applicable Termination Date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Termination Date as described below and does not wish to seek an additional extension.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the last Extended Date, December 22, 2024. If AlphaVest enters into a definitive agreement with a target to consummate a Business Combination, the vote by AlphaVest shareholders to approve such Business Combination will occur at a separate meeting of AlphaVest shareholders, to be held at a later date, and the solicitation of proxies from AlphaVest shareholders in connection with such separate meeting, and the related right of AlphaVest shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Trust Agreement Amendment Proposal), will be the subject of a separate Proxy Statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Trust Agreement Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

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Vote Required for Approval

Approval of the Trust Agreement Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Trust Agreement Amendment Proposal.

On the Record Date, the Sponsor, AlphaVest’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 2,280,500 Founder Shares held by the Sponsor and the officers and directors of AlphaVest, representing approximately 24.8% of AlphaVest’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 3,686,825 Public Shares or 53.4% of the Public Shares to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Our Board will abandon and not implement the Trust Agreement Amendment unless our shareholders approve the Trust Agreement Amendment Proposal and the Extension Amendment Proposal. In addition, pursuant to the Existing Charter, AlphaVest may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Trust Agreement Amendment Proposal is approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Full Text of Resolution

“It is resolved that the AlphaVest’s investment management trust agreement, dated as of December 19, 2022 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) be amended to allow the Company to extend the Termination Date from December 22, 2023 up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each up to December 22, 2024 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering) by providing five days advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”), $55,000 for each month in an Extension (the “Extension Payment”) until December 22, 2024 pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT ALPHAVEST SHAREHOLDERS VOTE “FOR”

THE TRUST AGREEMENT AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AlphaVest—Interests of the Initial Shareholders” for a further discussion.

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PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, or to provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment. The Adjournment Proposal will only be presented to AlphaVest shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or in the event that the Board determines that additional time is necessary to effectuate the Extension, Trust Agreement Amendment and Extension Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by AlphaVest shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

On the Record Date, the Sponsor, AlphaVest’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 2,280,500 Founder Shares held by the Sponsor and the officers and directors of AlphaVest, representing approximately 24.8% of AlphaVest’s issued and outstanding Ordinary Shares. Accordingly, assuming all of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 2,309,751 or 33.5% of the outstanding Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Full Text of Resolution

“It is resolved as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT ALPHAVEST SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AlphaVest—Interests of the Initial Shareholders” for a further discussion.

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023, and in other reports AlphaVest filed with the SEC, including AlphaVest’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, filed with the SEC on May 22, 2023, June 30, 2023, filed with the SEC on August 11, 2023, and September 30, 2023, filed with the SEC on November 3, 2023, and in other reports we file with the SEC before making a decision to vote on the proposals described in this Proxy Statement or to redeem or continue to hold your Public Shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment, the Trust Agreement Amendment and Extensions will enable us to complete an initial Business Combination.

Approving the Extension Amendment, the Trust Agreement Amendment Proposal and Extension involves a number of risks. Even if the Extension Amendment, the Trust Agreement Amendment Proposal and Extensions are approved, the Company can provide no assurances that an initial Business Combination will be consummated prior to the expiration of the last Extended Date, December 22, 2024. Our ability to consummate an initial Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the other conditions to implementing the Extension, Trust Agreement Amendment and Extension Amendment are satisfied or waived, the Company expects to continue to work to consummate its initial Business Combination and shareholder approval of such initial Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial Business Combination. Even if the Extension, Extension Amendment, or initial Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension, Extension Amendment, and an initial Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial Business Combination and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rule Proposals (as defined below) may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

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Certain of the procedures that we, a potential initial Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a Business Combination, and may make it more difficult to complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a Business Combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The Company would then be required to complete a Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, where it has been less than 18 months since the effective date of its IPO Registration Statement. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete the Business Combination and our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, if we believe we may be deemed to be an are deemed an investment company under the Investment Company Act, we may determine, in our discretion, to liquidate the securities held in the Trust Account prior to the 18-month anniversary if we have not entered into an agreement with a target company for a Business Combination prior to that time, or may determine in our discretion to otherwise due so prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the Trust Account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption would not increase, or would only minimally increase, thereby reducing the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company. Alternatively, if we believe we may be deemed to be an are deemed an investment company under the Investment Company Act, we may determine we may abandon our efforts to consummate a Business Combination and instead liquidate the Company. If we are required to liquidate, you may lose all or part of your investment in the Company and our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction, and our rights would expire and become worthless.

We may not be able to complete our initial Business Combination of a foreign target if it becomes subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated by us with any foreign target (including, but not limited to, a Singapore target), we may not be able to consummate an initial Business Combination with such target.

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For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States. CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination. Transactions with potential target companies incorporated or having business operations in a jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a Business Combination.

As a result of these various restrictions, even though a Business Combination may be approved by the Board, a governmental or regulatory body may intervene and prevent the transaction from occurring. Moreover, the process of government review, could be lengthy. Because we currently only have a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.68 per share, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Our ability to complete a business combination may be impacted by the fact that our Sponsor’s major shareholder, Pengfei Zheng, is a non-U.S. person, and a majority of our officers and directors are located in or have significant ties to the People’s Republic of China, including, Hong Kong, Taiwan and Macau. This may make us a less attractive partner to potential target companies outside the PRC, thereby limiting our pool of acquisition candidates and making it harder for us to complete an initial business combination with a non-China-based target company. For example, we may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our Sponsor is currently controlled by Mr. Pengfei Zheng. In addition, a majority of our directors and officers are located in, or have significant ties to, China, including Hong Kong, Taiwan and Macau. As a result, we may be a less attractive partner to potential target companies outside the PRC, thereby limiting our pool of acquisition candidates. This would impact our search for a target company and make it harder for us to complete an initial business combination with a non-China-based target company. For example, we may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. We may be considered a “foreign person” under such rules and regulations and any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review.

The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA and subsequent implementing regulations that are now in force also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business.

In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing, determine to submit a voluntary notice to CFIUS, or proceed with the initial business combination without notifying CFIUS and then bear the risk of CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we currently only have 9 months (or 18 months if we extend the period of time to consummate a business combination) to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may prevent us from completing the transaction and require us to liquidate. If we liquidate, our Public Shareholders may only receive $10.68 per share initially, and our rights will expire worthless. Our Public Shareholders may also lose the potential investment opportunity in a target company and the opportunity of realizing future gains on such investments through any price appreciation in the combined company.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of AlphaVest’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of AlphaVest’s Ordinary Shares, by:

●	each person known by AlphaVest to be the beneficial owner of more than 5% of AlphaVest’s outstanding Ordinary Shares;

●	each of AlphaVest’s executive officers and directors that beneficially owns Ordinary Shares; and

●	all AlphaVest’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, rights, and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 9,180,500 outstanding shares (including 6,900,000 Public Shares and 2,280,500 Founder Shares) issued and outstanding as of the Record Date.

Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include the Ordinary Shares underlying the Private Placement Units held or to be held by the Sponsor because these securities are not exercisable within 60 days of this Proxy Statement.

Unless otherwise indicated, AlphaVest believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

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		Percentage of
		Outstanding
	Number of Shares	Ordinary
Name and Address of Beneficial Owner (1)	Beneficially Owned	Shares
AlphaVest Holding LP (2)	1,092,904	11.9%
Peace Capital Limited (2)	1,035,000	11.3
Pengfei Zheng(2)	2,127,904	23.2%
Yong (David) Yan(3)	-	-%
Song (Steve) Jing(3)	-	-%
Shu Wang	-	-
Li (Helen) Wei
All executive officers and directors as a group (6 individuals)	2,127,904	23.2%
Wealthspring Capital LLC (4)	47,000	5.2%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o AlphaVest Acquisition Corp, 420 Lexington Ave, Suite 2446, New York, NY 10170.

(2)	Our Sponsor is the record holder of founder shares reported herein. Mr. Zheng is the sole director and shareholder of Peace Capital Limited, which owns 62.5% of the Sponsor entity. Accordingly, he is deemed to be the beneficial owner of such shares. This includes 345,000 Ordinary Shares which TenX Global Capital LP holds through our Sponsor.

(3)	Does not include any shares indirectly owned by this individual as a result of his or her partnership interest in our Sponsor.

(4)	According to a Schedule 13G filed with the SEC on December 30, 2022, the Ordinary Shares are held by Wealthspring Capital LLC (“Wealthspring”); Matthew Simpson, who is a manager of Wealthspring; and David Gallers, who is a manager of Wealthspring. The address for Wealthspring and each of Messrs. Simpson and Gallers is 2 Westchester Park Drive, Suite 108, West Harrison, NY 10604.

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HOUSEHOLDING INFORMATION

Unless AlphaVest has received contrary instructions, AlphaVest may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if AlphaVest believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce AlphaVest’s expenses. However, if shareholders prefer to receive multiple sets of AlphaVest’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of AlphaVest’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact AlphaVest at the following address:

AlphaVest Acquisition Corp

420 Lexington Ave, Suite 2446,

New York, NY 10170

(203) 998-5540

●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

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WHERE YOU CAN FIND MORE INFORMATION

AlphaVest files annual, quarterly and current reports, Proxy Statements and other information with the SEC as required by the Exchange Act. AlphaVest’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of AlphaVest’s filings with the SEC (excluding exhibits) at no cost by contacting AlphaVest at the address and/or telephone number below.

If you would like additional copies of this Proxy Statement or AlphaVest’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact AlphaVest at the following address:

AlphaVest Acquisition Corp

420 Lexington Ave, Suite 2446

New York, NY 10170

(203) 998-5540

You may also obtain additional copies of this Proxy Statement by requesting them in writing or by telephone from AlphaVest’s proxy solicitation agent at the following address, telephone number and e-mail address:

Laurel Hill Advisory Group, LLC

2 Robbins Lane, Suite 201

Jericho, NY 11753

Tel: (855) 414-2266

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an AlphaVest shareholder and would like to request documents, please do so by December 13, 2023, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from AlphaVest, such documents will be mailed to you by first class mail or another equally prompt means.

42

ANNEX A

THE SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

ALPHAVEST ACQUISITION CORP

Annex A-1

Companies Act (revised)

Company Limited by Shares

SECOND AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

AlphaVest Acquisition Corp

Adopted by special resolution dated [  ], 2023, AND WITH EFFECT FROM [  ], 2023

[501150.00001]

Companies Act (Revised)

Company Limited by Shares

Second Amended and Restated

Memorandum of Association

of

AlphaVest Acquisition Corp

Adopted by special resolution on [  ], 2023 with effect from [  ], 2023

1	The name of the Company is AlphaVest Acquisition Corp.

2	The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, or at such other place in the Cayman Islands as the directors may at any time decide.

3	The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4	The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5	Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)	the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)	insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised);or

(c)	the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

6	The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7	The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8	The share capital of the Company is US$20,200 divided into 2,000,000 Preference Shares of par value US$0.0001 each and 200,000,000 Ordinary Shares of par value US$0.0001 each. Subject to the Companies Act (Revised) and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)	to redeem or repurchase any of its shares; and

(b)	to increase or reduce its capital; and

(c)	to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)	with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)	subject to any limitations or restrictions

and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or

(d)	to alter any of those rights, privileges, conditions, limitations or restrictions.

9	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Companies Act (revised)

Company Limited by ShareS

SECOND Amended and Restated

articles of Association

of

AlphaVest Acquisition Corp

Adopted by special resolution on [   ] 2023 AND WITH EFFECT FROM [  ], 2023

CONTENTS

1.	Definitions, interpretation and exclusion of Table A	1
	Definitions	1
	Interpretation	4
	Exclusion of Table A Articles	5
2.	Commencement of Business	5
3.	Shares	5
	Power to issue Shares and options, with or without special rights	5
	Power to issue fractions of a Share	6
	Power to pay commissions and brokerage fees	6
	Trusts not recognised	6
	Power to vary class rights	6
	Effect of new Share issue on existing class rights	7
	No bearer Shares or warrants	7
	Treasury Shares	7
	Rights attaching to Treasury Shares and related matters	8
	Designation of Preference Shares Rights	8
4.	Register of Members	9
5.	Share certificates	9
	Issue of share certificates	9
	Renewal of lost or damaged share certificates	10
6.	Lien on Shares	10
	Nature and scope of lien	10
	Company may sell Shares to satisfy lien	10
	Authority to execute instrument of transfer	10
	Consequences of sale of Shares to satisfy lien	11
	Application of proceeds of sale	11
7.	Calls on Shares and forfeiture	11
	Power to make calls and effect of calls	11
	Time when call made	11
	Liability of joint holders	11
	Interest on unpaid calls	12
	Deemed calls	12
	Power to accept early payment	12
	Power to make different arrangements at time of issue of Shares	12
	Notice of default	12
	Forfeiture or surrender of Shares	12
	Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender	13
	Effect of forfeiture or surrender on former Member	13
	Evidence of forfeiture or surrender	13
	Sale of forfeited or surrendered Shares	13

i

8.	Transfer of Shares	14
	Form of transfer	14
	Power to refuse registration	14
	Power to suspend registration	14
	Company may retain instrument of transfer	14
9.	Transmission of Shares	14
	Persons entitled on death of a Member	14
	Registration of transfer of a Share following death or bankruptcy	15
	Indemnity	15
	Rights of person entitled to a Share following death or bankruptcy	15
10.	Alteration of capital	15
	Increasing, consolidating, converting, dividing and cancelling share capital	15
	Dealing with fractions resulting from consolidation of Shares	16
	Reducing share capital	16
11.	Redemption and purchase of own Shares	16
	Power to issue redeemable Shares and to purchase own Shares	16
	Power to pay for redemption or purchase in cash or in specie	17
	Effect of redemption or purchase of a Share	17
12.	Meetings of Members	17
	Power to call meetings	17
	Content of notice	18
	Period of notice	19
	Persons entitled to receive notice	19
	Publication of notice on a website	19
	Time a website notice is deemed to be given	19
	Required duration of publication on a website	20
	Accidental omission to give notice or non-receipt of notice	20
13.	Proceedings at meetings of Members	20
	Quorum	20
	Lack of quorum	20
	Use of technology	20
	Chairman	21
	Right of a director to attend and speak	21
	Adjournment and Postponement	21
	Method of voting	21
	Taking of a poll	21
	Chairman’s casting vote	22
	Amendments to resolutions	22
	Written resolutions	22
	Sole-member company	23

ii

14.	Voting rights of Members	23
	Right to vote	23
	Rights of joint holders	23
	Representation of corporate Members	23
	Member with mental disorder	24
	Objections to admissibility of votes	24
	Form of proxy	24
	How and when proxy is to be delivered	25
	Voting by proxy	25
15.	Number of directors	25
16.	Appointment, disqualification and removal of directors	26
	No age limit	26
	Corporate directors	26
	No shareholding qualification	26
	Appointment and removal of directors	26
	Resignation of directors	27
	Termination of the office of director	27
17.	Alternate directors	28
	Appointment and removal	28
	Notices	28
	Rights of alternate director	29
	Appointment ceases when the appointor ceases to be a director	29
	Status of alternate director	29
	Status of the director making the appointment	29
18.	Powers of directors	29
	Powers of directors	29
	Appointments to office	30
	Remuneration	30
	Disclosure of information	31

iii

19.	Delegation of powers	31
	Power to delegate any of the directors’ powers to a committee	31
	Power to appoint an agent of the Company	31
	Power to appoint an attorney or authorised signatory of the Company	32
	Power to appoint a proxy	32
20.	Meetings of directors	32
	Regulation of directors’ meetings	32
	Calling meetings	32
	Notice of meetings	32
	Period of notice	33
	Use of technology	33
	Place of meetings	33
	Quorum	33
	Voting	33
	Validity	33
	Recording of dissent	33
	Written resolutions	34
	Sole director’s minute	34
21.	Permissible directors’ interests and disclosure	34
	Permissible interests subject to disclosure	34
	Notification of interests	34
	Voting where a director is interested in a matter	35
22.	Minutes	35
23.	Accounts and audit	35
	No automatic right of inspection	35
	Sending of accounts and reports	35
	Validity despite accidental error in publication on website	36
	Audit	36
24.	Financial year	37
25.	Record dates	37
26.	Dividends	37
	Declaration of dividends by Members	37
	Payment of interim dividends and declaration of final dividends by directors	37
	Apportionment of dividends	38
	Right of set off	38
	Power to pay other than in cash	38
	How payments may be made	38
	Dividends or other moneys not to bear interest in absence of special rights	39
	Dividends unable to be paid or unclaimed	39

iv

27.	Capitalisation of profits	39
	Capitalisation of profits or of any share premium account or capital redemption reserve	39
	Applying an amount for the benefit of members	40
28.	Share premium account	40
	directors to maintain share premium account	40
	Debits to share premium account	40
29.	Seal	40
	Company seal	40
	Duplicate seal	40
	When and how seal is to be used	41
	If no seal is adopted or used	41
	Power to allow non-manual signatures and facsimile printing of seal	41
	Validity of execution	41
30.	Indemnity	41
	Indemnity	41
	Release	42
	Insurance	42
31.	Notices	42
	Form of notices	42
	Electronic communications	43
	Persons authorised to give notices	43
	Delivery of written notices	43
	Joint holders	43
	Signatures	43
	Evidence of transmission	43
	Giving notice to a deceased or bankrupt Member	44
	Date of giving notices	44
	Saving provision	44
32.	Authentication of Electronic Records	45
	Application of Articles	45
	Authentication of documents sent by Members by Electronic means	45
	Authentication of document sent by the Secretary or Officers of the Company by Electronic means	45
	Manner of signing	45
	Saving provision	46
33.	Transfer by way of continuation	46
34.	Winding up	46
	Distribution of assets in specie	46
	No obligation to accept liability	46
	The directors are authorised to present a winding up petition	47
35.	Amendment of Memorandum and Articles	47
	Power to change name or amend Memorandum	47
	Power to amend these Articles	47
36.	Mergers and Consolidations	47
37.	Business Combination	47
38.	Certain Tax Filings	51
39.	Business Opportunities	51

v

Companies Act (Revised)

Company Limited by Shares

Second Amended and Restated

Articles of Association

of

AlphaVest Acquisition Corp

Adopted by special resolution on [  ] 2023

1.	Definitions, interpretation and exclusion of Table A

Definitions

1.1	In these Articles, the following definitions apply:

Act means the Companies Act (Revised) of the Cayman Islands.

Affiliate in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Articles means, as appropriate:

(a)	these Amended and Restated Articles of Association as amended, restated, supplemented and/or otherwise modified from time to time: or

(b)	two or more particular Articles of these Articles;

and Article refers to a particular Article of these Articles.

Audit Committee means the audit committee of the board of directors of the Company established pursuant to Article 23.8 hereof, or any successor audit committee.

Auditor means the person for the time being performing the duties of auditor of the Company.

1

Business Combination means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (each a target business), which Business Combination: (a) must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount and taxes payable on the interest earned on the trust account); and (b) must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

Business Day means a day other than a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City, a Saturday or a Sunday.

Clear Days, in relation to a period of notice, means that period excluding:

(a)	the day when the notice is given or deemed to be given; and

(b)	the day for which it is given or on which it is to take effect.

Clearing House means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Company means the above-named company.

Compensation Committee means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

Default Rate means 10% (ten per cent) per annum.

Designated Stock Exchange means any United States national securities exchange, including the Nasdaq Stock Market LLC, the NYSE American LLC or The New York Stock Exchange LLC or any OTC market on which the Shares are listed for trading.

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised).

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised).

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised).

Equity-linked Securities means any debt or equity securities that are convertible, exercisable or exchangeable for Ordinary Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Founders means all Members immediately prior to the consummation of the IPO.

Fully Paid and Paid Up:

(a)	in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth;

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth.

2

Independent Director means a director who is an independent director as defined in the rules and regulations of the Designated Stock Exchange as determined by the directors.

Investor Group means the Sponsor and its Affiliates, successors and assigns.

IPO means the Company’s initial public offering of securities.

IPO Redemption has the meaning given to it in Article 37.6.

Islands means the British Overseas Territory of the Cayman Islands.

Member means any person or persons entered on the Register of Members from time to time as the holder of a Share.

Memorandum means the Amended and Restated Memorandum of Association of the Company as amended, restated, supplemented and/or otherwise modified from time to time.

Nominating Committee means the nominating committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

Officer means a person then appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator.

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote thereon. The expression also includes a unanimous written resolution.

Ordinary Share means a ordinary share of a par value of US$0.0001 in the share capital of the Company.

Over-Allotment Option means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described at Article 3.4) issued in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions.

Preference Share means a preference share of a par value of US$0.0001 in the share capital of the Company.

Public Share means an Ordinary Share issued as part of the units (as described in Article 3.4) issued in the IPO.

Redemption Price has the meaning given to it in Article 37.6.

Register of Members means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of Members.

Representative means a representative of the Underwriters.

SEC means the United States Securities and Exchange Commission.

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary.

3

Share means an Ordinary Share or a Preference Share in the share capital of the Company; and the expression:

(a)	includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)	where the context permits, also includes a fraction of a share.

Special Resolution has the meaning given to that term in the Act; and the expression includes a unanimous written resolution.

Sponsor means AlphaVest Holding LP, a Delaware limited liability company business company.

Tax Filing Authorised Person means such person as any director shall designate from time to time, acting severally.

Treasury Shares means Shares of the Company held in treasury pursuant to the Act and Article 3.14.

Trust Account means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

Underwriter means an underwriter of the IPO from time to time, and any successor underwriter.

Interpretation

1.2	In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)	A reference in these Articles to a statute is a reference to a statute of the Islands as known by its short title, and includes:

(i)	any statutory modification, amendment or re-enactment; and

(ii)	any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

(b)	Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)	If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d)	A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)	A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)	Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

4

(g)	All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)	The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)	The words including, include and in particular or any similar expression are to be construed without limitation.

(j)	Any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an Electronic Signature.

(k)	Sections 8 and 19(3) of the Electronic Transactions Act shall not apply.

(l)	The term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

Exclusion of Table A Articles

1.3	The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2.	Commencement of Business

2.1	The business of the Company may be commenced as soon after incorporation of the Company as the directors see fit.

2.2	The directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3.	Shares

Power to issue Shares and options, with or without special rights

3.1	Subject to the provisions, if any, in the Act the Memorandum (and to any direction that may be given by the Company in general meeting), these Articles and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), issue, grant options over or otherwise deal with any unissued Shares of the Company to such persons, at such times and on such terms and conditions as they may decide. No Share may be issued at a discount except in accordance with the provisions of the Act.

3.2	Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)	either at a premium or at par;

(b)	with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

5

3.3	The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the directors may decide.

3.4	The Company may issue units of securities in the Company, which may be comprised of Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, on such terms and conditions as the directors may decide. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the IPO with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

Power to issue fractions of a Share

3.5	Subject to the Act, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Power to pay commissions and brokerage fees

3.6	The Company may, in so far as the Act permits, pay a commission to any person in consideration of that person:

(a)	subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)	procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares in the Company. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another.

3.7	The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

3.8	Except as required by Applicable Law:

(a)	the Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by these Articles or the Act) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder; and

(b)	no person other than the Member shall be recognised by the Company as having any right in a Share.

Power to vary class rights

3.9	If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)	the Members holding two thirds of the issued Shares of that class consent in writing to the variation; or

(b)	the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

6

3.10	For the purpose of paragraph (b) of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:

(a)	the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and

(b)	any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, may demand a poll.

Effect of new Share issue on existing class rights

3.11	Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class. For the avoidance of doubt, the creation, designation or issuance of any Preference Shares with rights and privileges ranking in priority to any existing class of Shares pursuant to Article 3.19 shall not be deemed to be a variation of the rights of such existing class.

Capital contributions without issue of further Shares

3.12	With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)	It shall be treated as if it were a share premium.

(b)	Unless the Member agrees otherwise:

(i)	if the Member holds Shares in a single class of Shares, it shall be credited to the share premium account for that class of Shares;

(ii)	if the Member holds Shares of more than one class, it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

(c)	It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

No bearer Shares or warrants

3.13	The Company shall not issue Shares or warrants to bearers.

Treasury Shares

3.14	Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)	the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)	the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

7

Rights attaching to Treasury Shares and related matters

3.15	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share.

3.16	The Company shall be entered in the Register as the holder of the Treasury Shares. However:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

3.17	Nothing in the preceding Article prevents an allotment of Shares as fully paid bonus shares in respect of a Treasury Share and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

3.18	Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the directors determine.

Designation of Preference Shares Rights

3.19	Before any Preference Shares of any series are issued, the Directors shall fix, by resolution or resolutions, the following provisions of such series:

(a)	the designation of such series and the number of Preference Shares to constitute such series;

(b)	whether the shares of such series shall have voting rights, in addition to any voting rights provided by Act, and, if so, the terms of such voting rights, which may be general or limited;

(c)	the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any Shares of any other class of Shares or any other series of Preference Shares;

(d)	whether the Preference Shares or such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e)	the amount or amounts payable upon Preference Shares of such series upon, and the rights of the holders of such series in, a voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;

(f)	whether the Preference Shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the Preferred Shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation of the retirement or sinking fund;

(g)	whether the Preference Shares of such series shall be convertible into, or exchangeable for, Shares of any other class of Shares or any other series of Preference Shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

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(h)	the limitations and restrictions, if any, to be effective while any Preference Shares or such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing Shares or Shares of any other class of Shares or any other series of Preference Shares;

(i)	the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional Shares, including additional shares of such series or of any other class of Shares or any other series of Preference Shares; and

(j)	any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions of any other class of Shares or any other series of Preference Shares.

4.	Register of Members

4.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Act.

4.2	The directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Act. The directors may also determine which Register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

4.3	The title to Shares listed on a Designated Stock Exchange may be evidenced and transferred in accordance with the laws applicable to the rules and regulations of the Designated Stock Exchange and, for these purposes, the Register of Members may be maintained in accordance with section 40B of the Act.

5.	Share certificates

Issue of share certificates

5.1	Upon being entered in the Register of Members as the holder of a Share, a Member shall be entitled:

(a)	without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)	upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

5.2	Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the directors determine.

5.3	The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

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Renewal of lost or damaged share certificates

5.4	If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)	evidence;

(b)	indemnity;

(c)	payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)	payment of a reasonable fee, if any, for issuing a replacement share certificate as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

6.	Lien on Shares

Nature and scope of lien

6.1	The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate:

(a)	either alone or jointly with any other person, whether or not that other person is a Member; and

(b)	whether or not those moneys are presently payable.

6.2	At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.

Company may sell Shares to satisfy lien

6.3	The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)	the sum in respect of which the lien exists is presently payable;

(b)	the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)	that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles.

6.4	The Shares may be sold in such manner as the directors determine.

6.5	To the maximum extent permitted by Applicable Law, the directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

6.6	To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

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Consequences of sale of Shares to satisfy lien

6.7	On sale pursuant to the preceding Articles:

(a)	the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares; and

(b)	that person shall deliver to the Company for cancellation the certificate for those Shares.

Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal.

Application of proceeds of sale

6.8	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold:

(a)	if no certificate for the Shares was issued, at the date of the sale; or

(b)	if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale.

7.	Calls on Shares and forfeiture

Power to make calls and effect of calls

7.1	Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

7.2	Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

7.3	A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. A person shall not be liable for calls made after such person is no longer registered as Member in respect of those Shares.

Time when call made

7.4	A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.

Liability of joint holders

7.5	Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

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Interest on unpaid calls

7.6	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)	at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)	if no rate is fixed, at the Default Rate.

The directors may waive payment of the interest wholly or in part.

Deemed calls

7.7	Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

7.8	The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

Power to make different arrangements at time of issue of Shares

7.9	Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

7.10	If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)	the amount unpaid;

(b)	any interest which may have accrued;

(c)	any expenses which have been incurred by the Company due to that person’s default.

7.11	The notice shall state the following:

(a)	the place where payment is to be made; and

(b)	a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

Forfeiture or surrender of Shares

7.12	If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

7.13	The directors may accept the surrender for no consideration of any Fully Paid Share.

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Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

7.14	A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

7.15	On forfeiture or surrender:

(a)	the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)	that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

7.16	Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)	all expenses; and

(b)	interest from the date of forfeiture or surrender until payment:

(i)	at the rate of which interest was payable on those moneys before forfeiture; or

(ii)	if no interest was so payable, at the Default Rate.

The directors, however, may waive payment wholly or in part.

Evidence of forfeiture or surrender

7.17	A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)	that the person making the declaration is a director or Secretary of the Company, and

(b)	that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

7.18	Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

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8.	Transfer of Shares

Form of transfer

8.1	Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, a Member may transfer Shares to another person by completing an instrument of transfer in a common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the directors, executed:

(a)	where the Shares are Fully Paid, by or on behalf of that Member; and

(b)	where the Shares are partly paid, by or on behalf of that Member and the transferee.

8.2	The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered into the Register of Members.

Power to refuse registration

8.3	If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to Article 3.4 on terms that one cannot be transferred without the other, the directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

Power to suspend registration

8.4	The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

Company may retain instrument of transfer

8.5	The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

9.	Transmission of Shares

Persons entitled on death of a Member

9.1	If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)	where the deceased Member was a joint holder, the survivor or survivors; and

(b)	where the deceased Member was a sole holder, that Member’s personal representative or representatives.

9.2	Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

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Registration of transfer of a Share following death or bankruptcy

9.3	A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)	to become the holder of the Share; or

(b)	to transfer the Share to another person.

9.4	That person must produce such evidence of his entitlement as the directors may properly require.

9.5	If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

9.6	If the person elects to transfer the Share to another person then:

(a)	if the Share is Fully Paid, the transferor must execute an instrument of transfer; and

(b)	if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer.

9.7	All these Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Indemnity

9.8	A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

9.9	A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. However, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company.

10.	Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

10.1	To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)	increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)	sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)	cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

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Dealing with fractions resulting from consolidation of Shares

10.2	Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members:

(a)	sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(b)	distribute the net proceeds in due proportion among those Members.

For that purpose, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

10.3	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

11.	Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

11.1	Subject to the Act and Article 37, and to any rights for the time being conferred on the Members holding a particular class of Shares, and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may by its directors:

(a)	issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;

(b)	with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and

(c)	purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

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11.2	With respect to redeeming, repurchasing or surrendering of Shares:

(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 37.3;

(b)	Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that such shares will represent 20% of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)	Public Shares shall be repurchased by way of Tender Offer in the circumstances set out in Article 37.2(b).

Power to pay for redemption or purchase in cash or in specie

11.3	When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares, or by the terms applying to those Shares in accordance with Article 11.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

11.4	Upon the date of redemption or purchase of a Share:

(a)	the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)	the price for the Share; and

(ii)	any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)	the Member’s name shall be removed from the Register of Members with respect to the Share; and

(c)	the Share shall be cancelled or held as a Treasury Shares, as the directors may determine.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due.

11.5	For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described in Articles 11.2(a), 11.2(b) and 11.2(c) above shall not require further approval of the Members.

12.	Meetings of Members

Power to call meetings

12.1	To the extent required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law) be obliged to, in each year hold any other general meeting.

12.2	The agenda of the annual general meeting shall be set by the directors and shall include the presentation of the Company’s annual accounts and the report of the directors (if any).

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12.3	Annual general meetings shall be held in New York, USA or in such other places as the directors may determine.

12.4	All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it.

12.5	The directors may call a general meeting at any time.

12.6	If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.

12.7	The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

12.8	The requisition must be in writing and given by one or more Members who together hold at least 40% of the rights to vote at such general meeting.

12.9	The requisition must also:

(a)	specify the purpose of the meeting.

(b)	be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners.

(c)	be delivered in accordance with the notice provisions.

12.10	Should the directors fail to call a general meeting within 21 Clear Days from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period.

12.11	Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 40% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors.

12.12	Members seeking to bring business before the annual general meeting or to nominate candidates for election as directors at the annual general meeting must deliver notice to the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

Content of notice

12.13	Notice of a general meeting shall specify each of the following:

(a)	the place, the date and the hour of the meeting;

(b)	if the meeting is to be held in two or more places, the technology that will be used to facilitate the meeting;

(c)	subject to paragraph (d), the general nature of the business to be transacted; and

(d)	if a resolution is proposed as a Special Resolution, the text of that resolution.

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12.14	In each notice there shall appear with reasonable prominence the following statements:

(a)	that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)	that a proxyholder need not be a Member.

Period of notice

12.15	At least ten days’ notice of a general meeting must be given to Members, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)	in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

Persons entitled to receive notice

12.16	Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)	the Members;

(b)	persons entitled to a Share in consequence of the death or bankruptcy of a Member; and

(c)	the directors.

Publication of notice on a website

12.17	Subject to the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)	the publication of the notice on the website;

(b)	the place on the website where the notice may be accessed;

(c)	how it may be accessed; and

(d)	the place, date and time of the general meeting.

12.18	If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. This will not affect when that Member is deemed to have received notice of the meeting.

Time a website notice is deemed to be given

12.19	A website notice is deemed to be given when the Member is given notice of its publication.

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Required duration of publication on a website

12.20	Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until at least the conclusion of the meeting to which the notice relates.

Accidental omission to give notice or non-receipt of notice

12.21	Proceedings at a meeting shall not be invalidated by the following:

(a)	an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)	non-receipt of notice of the meeting by any person entitled to notice.

12.22	In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)	in a different place on the website; or

(b)	for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

13.	Proceedings at meetings of Members

Quorum

13.1	Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy. One or more Members who together hold not less than one-third of the Shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum; provided that a quorum in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment described in Article 37.9 shall be a majority of the Shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy.

Lack of quorum

13.2	If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)	If the meeting was requisitioned by Members, it shall be cancelled.

(b)	In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the meeting shall be dissolved.

Use of technology

13.3	A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting.

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Chairman

13.4	The chairman of a general meeting shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting.

13.5	If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a director to attend and speak

13.6	Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company.

Adjournment and Postponement

13.7	The chairman may at any time adjourn a meeting. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

13.8	Should a meeting be adjourned for more than twenty Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least five Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

13.9	If, prior to a Business Combination, a notice is issued in respect of a general meeting and the directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

13.10	When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The directors may postpone a general meeting which has already been postponed.

Method of voting

13.11	A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

13.12	A poll demanded on the question of adjournment shall be taken immediately.

13.13	A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded.

13.14	The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

13.15	A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

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Chairman’s casting vote

13.16	If the votes on a resolution are equal, the chairman may if he wishes exercise a casting vote.

Amendments to resolutions

13.17	An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:

(a)	not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and

(b)	the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

13.18	A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if:

(a)	the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b)	the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution.

13.19	If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

Written resolutions

13.20	Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled so to vote are given notice of the resolution as if the same were being proposed at a meeting of Members;

(b)	all Members entitled so to vote :

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held.

13.21	If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

13.22	The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

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Sole-member company

13.23	If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

14.	Voting rights of Members

Right to vote

14.1	Subject to any rights or restrictions attached to any Member’s Shares, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

14.2	Members may vote in person or by proxy.

14.3	Every Member shall have one vote for each Share he holds, unless any Share carries special voting rights.

14.4	A fraction of a Share shall entitle its holder to an equivalent fraction of one vote.

14.5	No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

14.6	If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the Register of Members shall be accepted to the exclusion of the votes of the other joint holder.

Representation of corporate Members

14.7	Save where otherwise provided, a corporate Member must act by a duly authorised representative.

14.8	A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

14.9	The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.

14.10	The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

14.11	Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

14.12	A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.

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14.13	If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)).

Member with mental disorder

14.14	A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Islands or elsewhere) in matters concerning mental disorder may vote, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

14.15	For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

14.16	An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

Form of proxy

14.17	An instrument appointing a proxy shall be in any common form or in any other form approved by the directors.

14.18	The instrument must be in writing and signed in one of the following ways:

(a)	by the Member; or

(b)	by the Member’s authorised attorney; or

(c)	if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying these Articles about authentication of Electronic Records.

14.19	The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

14.20	A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.

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How and when proxy is to be delivered

14.21	Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)	In the case of an instrument in writing, it must be left at or sent by post:

(i)	to the registered office of the Company; or

(ii)	to such other place specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)	If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)	in the notice convening the meeting; or

(ii)	in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)	in any invitation to appoint a proxy issued by the Company in relation to the meeting.

14.22	Where a poll is taken:

(a)	if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll;

(b)	but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be e delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll.

14.23	If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy

14.24	A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

15.	Number of directors

Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and the maximum shall be ten.

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16.	Appointment, disqualification and removal of directors

No age limit

16.1	There is no age limit for directors save that they must be aged at least 18 years.

Corporate directors

16.2	Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, these Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to these Articles about directors’ meetings.

No shareholding qualification

16.3	Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment.

Appointment and removal of directors

16.4	The directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing directors shall by resolution classify themselves as Class I, Class II or Class III directors. The Class I directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class II directors shall stand elected for a term expiring at the Company’s second annual general meeting and the Class III directors shall stand elected for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

16.5	After the closing of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a director or may by Ordinary Resolution remove any director.

16.6	Without prejudice to the Company’s power to appoint a person to be a director pursuant to these Articles, the directors shall have power at any time to appoint any person who is willing to act as a director, either to fill a vacancy or as an additional director. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

16.7	Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article:

(a)	where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder;

(b)	if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise):

(i)	the expression personal representatives of the last shareholder means:

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(A)	until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and

(B)	after such grant of probate has been obtained, only such of those executors who have proved that will;

(ii)	without derogating from section 3(1) of the Succession Act (Revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate.

16.8	A remaining director may appoint a director even though there is not a quorum of directors.

16.9	No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.

16.10	For so long as Shares are listed on a Designated Stock Exchange, the directors shall include at least such number of Independent Directors as Applicable Law or the rules and regulations of the Designated Stock Exchange require, subject to applicable phase-in rules of the Designated Stock Exchange.

Resignation of directors

16.11	A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

16.12	Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of director

16.13	A director’s office shall be terminated forthwith if:

(a)	he is prohibited by the law of the Islands from acting as a director; or

(b)	he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)	in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

(d)	he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise;

(e)	without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months; or

(f)	all of the other directors (being not less than two in number) determine that he should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with these Articles or by a resolution in writing signed by all of the other directors.

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17.	Alternate directors

Appointment and removal

17.1	Any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 17.4(c)).

17.2	Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 17.4.

17.3	A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 17.1.

17.4	A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)	if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

(d)	if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

17.5	All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.

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Rights of alternate director

17.6	An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence.

17.7	For the avoidance of doubt:

(a)	if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and

(b)	if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate.

17.8	An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.

Appointment ceases when the appointor ceases to be a director

17.9	An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director.

Status of alternate director

17.10	An alternate director shall carry out all functions of the director who made the appointment.

17.11	Save where otherwise expressed, an alternate director shall be treated as a director under these Articles.

17.12	An alternate director is not the agent of the director appointing him.

17.13	An alternate director is not entitled to any remuneration for acting as alternate director.

Status of the director making the appointment

17.14	A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

18.	Powers of directors

Powers of directors

18.1	Subject to the provisions of the Act, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.

18.2	No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, following the consummation of the IPO Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

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Appointments to office

18.3	The directors may appoint a director:

(a)	as chairman of the board of directors;

(b)	as vice-chairman of the board of directors;

(c)	as managing director;

(d)	to any other executive office

for such period and on such terms, including as to remuneration, as they think fit.

18.4	The appointee must consent in writing to holding that office.

18.5	Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors.

18.6	If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available.

18.7	Subject to the provisions of the Act, the directors may also appoint any person, who need not be a director:

(a)	as Secretary; and

(b)	to any office that may be required (including, for the avoidance of doubt, one or more chief executive officers, presidents, a chief financial officer, a treasurer, vice-presidents, one or more assistant vice-presidents, one or more assistant treasurers and one or more assistant secretaries), for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.

18.8	The Secretary or Officer must consent in writing to holding that office.

18.9	A director, Secretary or other Officer of the Company may not hold the office, or perform the services, of Auditor.

Remuneration

18.10	The remuneration to be paid to the directors, if any, shall be such remuneration as the directors shall determine, provided that no cash remuneration shall be paid to any director prior to the consummation of a Business Combination. The directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination.

18.11	Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him.

18.12	Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

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Disclosure of information

18.13	The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the Register of Members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)	the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)	such disclosure is in compliance with the rules of any stock exchange upon which the Company’s shares are listed; or

(c)	such disclosure is in accordance with any contract entered into by the Company; or

(d)	the directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

19.	Delegation of powers

Power to delegate any of the directors’ powers to a committee

19.1	The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating Committee). Persons on the committee may include non-directors so long as the majority of those persons are directors.

19.2	The delegation may be collateral with, or to the exclusion of, the directors’ own powers.

19.3	The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.

19.4	Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.

19.5	The directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall consist of such number of directors as the directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law.

Power to appoint an agent of the Company

19.6	The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:

(a)	by causing the Company to enter into a power of attorney or agreement; or

(b)	in any other manner they determine.

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Power to appoint an attorney or authorised signatory of the Company

19.7	The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)	for any purpose;

(b)	with the powers, authorities and discretions;

(c)	for the period; and

(d)	subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit.

19.8	Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

Power to appoint a proxy

19.9	Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director.

19.10	Articles 17.1 to 17.4 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

19.11	A proxy is an agent of the director appointing him and is not an Officer.

20.	Meetings of directors

Regulation of directors’ meetings

20.1	Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.

Calling meetings

20.2	Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director.

Notice of meetings

20.3	Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral. Attendance at a meeting without written objection shall be deemed to be a waiver of such notice requirement.

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Period of notice

20.4	At least five Clear Days’ notice of a meeting of directors must be given to directors. A meeting may be convened on shorter notice with the consent of all directors.

Use of technology

20.5	A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

20.6	A director participating in this way is deemed to be present in person at the meeting.

Place of meetings

20.7	If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Quorum

20.8	The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director.

Voting

20.9	A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Validity

20.10	Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.

Recording of dissent

20.11	A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:

(a)	his dissent is entered in the minutes of the meeting; or

(b)	he has filed with the meeting before it is concluded signed dissent from that action; or

(c)	he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A director who votes in favour of an action is not entitled to record his dissent to it.

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Written resolutions

20.12	The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors.

20.13	Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. If a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy.

20.14	Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs.

Sole director’s minute

20.15	Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms.

21.	Permissible directors’ interests and disclosure

Permissible interests subject to disclosure

21.1	Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company.

21.2	If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may:

(a)	be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested; or

(b)	be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.

21.3	Such disclosure may be made at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest.

21.4	If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

Notification of interests

21.5	For the purposes of the preceding Articles:

(a)	a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation to any such transaction of the nature and extent so specified; and

(b)	an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

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Voting where a director is interested in a matter

21.6	A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted.

21.7	Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

22.	Minutes

The Company shall cause minutes to be made in books kept for the purpose in accordance with the Act.

23.	Accounts and audit

Accounting and other records

23.1	The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

No automatic right of inspection

23.2	Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution.

Sending of accounts and reports

23.3	The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

(a)	they are sent to that person in accordance with the notice provisions: or

(b)	they are published on a website providing that person is given separate notice of:

(i)	the fact that publication of the documents has been published on the website;

(ii)	the address of the website; and

(iii)	the place on the website where the documents may be accessed; and

(iv)	how they may be accessed.

23.4	If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article.

Time of receipt if documents are published on a website

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23.5	Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if:

(a)	the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and

(b)	the person is given at least five Clear Days’ notice of the hearing.

Validity despite accidental error in publication on website

23.6	If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because:

(a)	those documents are, by accident, published in a different place on the website to the place notified; or

(b)	they are published for part only of the period from the date of notification until the conclusion of that meeting.

Audit

23.7	The directors may appoint an Auditor of the Company who shall hold office on such terms as the directors determine.

23.8	Without prejudice to the freedom of the directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the directors shall establish and maintain an Audit Committee as a committee of the directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

23.9	If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

23.10	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

23.11	If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the directors shall fill the vacancy and determine the remuneration of such Auditor.

23.12	Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

23.13	Auditors shall, if so required by the directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the directors or any general meeting of the Members.

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24.14	Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the directors, with any director interested in such payment abstaining from such review and approval.

24.15	The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

24.	Financial year

Unless the directors otherwise specify, the financial year of the Company:

(a)	shall end on 31st December in the year of its incorporation and each following year; and

(b)	shall begin when it was incorporated and on 1st January each following year.

25.	Record dates

Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for:

(a)	calling a general meeting;

(b)	declaring or paying a dividend;

(c)	making or issuing an allotment of Shares; or

(d)	conducting any other business required pursuant to these Articles.

The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

26.	Dividends

Declaration of dividends by Members

26.1	Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors.

Payment of interim dividends and declaration of final dividends by directors

26.2	The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

26.3	Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)	Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

(b)	Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

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26.4	In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)	If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non- preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)	The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)	If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

26.5	Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. If a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

26.6	The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

Power to pay other than in cash

26.7	If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)	issue fractional Shares;

(b)	fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)	vest some assets in trustees.

How payments may be made

26.8	A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)	if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

(b)	by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

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26.9	For the purpose of paragraph (a) of the preceding Article, the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph (b) of the preceding Article, subject to any Applicable Law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

26.10	If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)	to the registered address of the Joint Holder of the Share who is named first on the Register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)	to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

26.11	Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other moneys not to bear interest in absence of special rights

26.12	Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

26.13	If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

26.14	A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

27.	Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve

27.1	The directors may resolve to capitalise:

(a)	any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)	any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

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The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)	by paying up the amounts unpaid on that Member’s Shares;

(b)	by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid.

Applying an amount for the benefit of members

27.2	The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

27.3	Subject to the Act, if a fraction of a Share, a debenture, or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

28.	Share premium account

directors to maintain share premium account

28.1	The directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

28.2	The following amounts shall be debited to any share premium account:

(a)	on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b)	any other amount paid out of a share premium account as permitted by the Act.

28.3	Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

29.	Seal

Company seal

29.1	The Company may have a seal if the directors so determine.

Duplicate seal

29.2	Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

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When and how seal is to be used

29.3	A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)	by a director (or his alternate) and the Secretary; or

(b)	by a single director (or his alternate).

If no seal is adopted or used

29.4	If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)	by a director (or his alternate) or any Officer to which authority has been delegated by resolution duly adopted by the directors; or

(b)	by a single director (or his alternate); or

(c)	in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

29.5	The directors may determine that either or both of the following applies:

(a)	that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)	that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution

29.6	If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

30.	Indemnity

Indemnity

30.1	To the maximum extent permitted by Applicable Law, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)	all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary, director or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s, director’s or Officer’s duties, powers, authorities or discretions; and

(b)	without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary, director or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Islands or elsewhere.

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Such indemnity only applies if the directors are of the view that, in the absence of fraud, wilful default or wilful neglect, such existing or former Secretary, director or Officer acted honestly and in good faith with a view to what the person believes is in the best interests of the Company and, in the case of criminal proceedings, such person had no reasonable cause to believe that their conduct was unlawful. No such existing or former Secretary, director or Officer, however, shall be indemnified in respect of any matter arising out of his own actual fraud, wilful default or wilful neglect.

30.2	To the extent permitted by Applicable Law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary, director or Officer of the Company in respect of any matter identified in paragraph (a) or paragraph (b) of the preceding Article on condition that the Secretary, director or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary, director or that Officer for those legal costs.

Release

30.3	To the extent permitted by Applicable Law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own actual fraud, wilful default or wilful neglect.

Insurance

30.4	To the extent permitted by Applicable Law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a)	an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i)	the Company;

(ii)	a company which is or was a subsidiary of the Company;

(iii)	a company in which the Company has or had an interest (whether direct or indirect); and

(b)	a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

31.	Notices

Form of notices

31.1	Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be:

(a)	in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)	subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)	where these Articles expressly permit, by the Company by means of a website.

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Electronic communications

31.2	Without limitation to Articles 17.1 to 17.4 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 19.8to 19.10 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if:

(a)	the directors so resolve;

(b)	the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and

(c)	the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed.

If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified.

31.3	A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent.

Persons authorised to give notices

31.4	A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member.

Delivery of written notices

31.5	Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

31.6	Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the Register of Members.

Signatures

31.7	A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

31.8	An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission

31.9	A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

31.10	A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

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Giving notice to a deceased or bankrupt Member

31.11	A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

31.12	Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

31.13	A notice is given on the date identified in the following table.

Method for giving notices	When taken to be given
Personally	At the time and date of delivery
By leaving it at the member’s registered address	At the time and date it was left
If the recipient has an address within the Islands, by posting it by prepaid post to the street or postal address of that recipient	48 hours after it was posted
If the recipient has an address outside the Islands, by posting it by prepaid airmail to the street or postal address of that recipient	3 Clear Days after posting
By Electronic Record (other than publication on a website), to recipient’s Electronic address	Within 24 hours after it was sent
By publication on a website	See these Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

Saving provision

31.14	None of the preceding notice provisions shall derogate from these Articles about the delivery of written resolutions of directors and written resolutions of Members.

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32.	Authentication of Electronic Records

Application of Articles

32.1	Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 32.2 or Article 32.4 applies.

Authentication of documents sent by Members by Electronic means

32.2	An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 32.7 does not apply.

32.3	For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 32.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

32.4	An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 32.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

32.5	For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 32.7 applies.

Manner of signing

32.6	For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

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Saving provision

32.7	A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)	believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)	believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)	otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

33.	Transfer by way of continuation

33.1	The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)	the Islands; or

(b)	such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

33.2	To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a)	an application be made to the Registrar of Companies to deregister the Company in the Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b)	all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

34.	Winding up

Distribution of assets in specie

34.1	If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)	to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

(b)	to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability

34.2	No Member shall be compelled to accept any assets if an obligation attaches to them.

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The directors are authorised to present a winding up petition

34.3	The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

35.	Amendment of Memorandum and Articles

Power to change name or amend Memorandum

35.1	Subject to the Act, the Company may, by Special Resolution:

(a)	change its name; or

(b)	change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

35.2	Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

36.	Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more constituent companies (as defined in the Act) upon such terms as the directors may determine and (to the extent required by the Act) with the approval of a Special Resolution.

37.	Business Combination

37.1	Notwithstanding any other provision of these Articles, this Article 37 shall apply during the period commencing upon the adoption of these Articles and terminating upon the first to occur of the consummation of any Business Combination and the distribution of the Trust Account pursuant to Article 37.10. In the event of a conflict between this Article 37 and any other Articles, the provisions of this Article 37 shall prevail and this Article may not be amended prior to the consummation of a Business Combination without a Special Resolution.

37.2	Prior to the consummation of any Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)	provide Members with the opportunity to have their Shares repurchased by means of a tender offer (a Tender Offer) for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets (after payment of the deferred underwriting commissions) to be less than US$5,000,001.

37.3	If the Company initiates any Tender Offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file Tender Offer documents with the SEC prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act.

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37.4	If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the Tender Offer rules, and file proxy materials with the SEC.

37.5	At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.

37.6	Any Member holding Public Shares who is not a Founder, Officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company’s prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the Redemption Price), provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001.

37.7	The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.

37.8	The Company has until December 22,2023 (the Termination Date) to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by December 22, 2023, the Company may, by Resolution of Directors, at the request of the Sponsor, extend the period of time to consummate a Business Combination up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each (for a total of up to 24 months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account upon five days advance notice prior to the applicable deadline in accordance with terms as set out in the Trust Agreement and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by the Termination Date (or 24 months after the Termination Date (subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, dissolve and liquidate,

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subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

37.9	In the event that any amendment is made to these Articles:

(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 37.2(b) or 37.6; or

(ii)	redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the Termination Date (or 24 months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

(b)	with respect to any other provision relating to the rights of holders of Public Shares,

each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.

37.10	Except for the withdrawal of interest to pay income taxes, if any, none of the funds held in the Trust Account shall be released from the Trust Account:

(a)	to the Company, until completion of any Business Combination; or

(b)	to the Members holding Public Shares, until the earliest of:

(i)	a repurchase of Shares by means of a Tender Offer pursuant to Article 37.2(b);

(ii)	an IPO Redemption pursuant to Article 37.6;

(iii)	a distribution of the Trust Account pursuant to Article 37.8; or

(iv)	an Amendment Redemption pursuant to Article 37.9.

In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

49

37.11	After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with the Public Shares:

(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii)	to approve an amendment to these Articles to:

(A)	extend the time the Company has to consummate a Business Combination beyond the Termination Date or 24 months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

(B)	amend the foregoing provisions of these Articles.

unless (in connection with any such amendment), each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares in accordance with these Articles.

37.12	The Company must complete one or more Business Combinations, which must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount and taxes payable on the interest earned on the trust account). An initial Business Combination must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

37.13	The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)	any director or Officer of the Company and any Affiliate or relative of such director or Officer.

37.14	A director may vote in respect of any Business Combination in which such director has a conflict of interest with respect to the evaluation of such Business Combination. Such director must disclose such interest or conflict to the other directors.

37.15	The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, the directors of the Company or Officers. In the event the Company seeks to complete the Business Combination with a target that is Affiliated with the Sponsor, a Founder, Officers or directors, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions that such a Business Combination or transaction is fair to the Company from a financial point of view.

37.16	Any Business Combination must be approved by the a majority of the Independent Directors.

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38.	Certain Tax Filings

38.1	Each Tax Filing Authorised Person and any such other person, acting alone, as any director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any director of the Company or an Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of these Articles.

39.	Business Opportunities

39.1	In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Investor Group (each of the foregoing, an “Investor Group Related Person”) may serve as directors of the Company and/or Officers; and (b) the Investor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Investor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its Officers, directors and Members in connection therewith.

39.2	To the fullest extent permitted by Applicable Law, the directors and officers of the Company shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, and subject to his or her fiduciary duties under Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity offered to any director and officer of the Company, on the one hand, and the Company, on the other, unless such opportunity is expressly offered to such director or officer of the Company solely in their capacity as an Officer or director of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

39.3	Except as provided elsewhere in these Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Investor Group, about which a director of the Company and/or Officer who is also an Investor Group Related Person acquires knowledge.

39.4	To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

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ANNEX B

PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [●], 2023, to the Original Trust Agreement (as defined below) is made by and between AlphaVest Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Original Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 19, 2022 (the “Original Trust Agreement”);

WHEREAS, Section 1(i) of the Original Trust Agreement sets forth the terms that govern the liquidation of the Company’s trust account (the “Trust Account”) under the circumstances described therein;

WHEREAS, at an extraordinary general meeting of the Company held on [●], 2023 (the “Special Meeting”), the Company’s shareholders approved (i) a proposal to amend AlphaVest’s Second Amended and Restated Memorandum and Articles of Association, dated as of December 19, 2022 to extend the date by which the Company must consummate a business combination up to ten (10) times from December 22, 2023 to December 22, 2024 (the “Termination Date”), with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering for a total of twelve (12) months after the Termination Date (assuming a business combination has not occurred); and (ii) a proposal to amend the Original Trust Agreement, to permit the Company to extend the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date to December 22, 2024 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account $55,000 for each month in an Extension.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Original Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairwoman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and, in the case of Exhibit B, up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 12 months after the closing of the Offering (or 15, 18 or 21 months after the closing of the Offering, if one or more Extensions is effected as described herein) or (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed there should be no reduction in the principal amount per share initially deposited in the Trust Account;”

2. Exhibit E of the Original Trust Agreement is hereby amended and restated in its entirety as follows:

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor

New York, NY 10004
Attn: [●]

Re: Trust Account No. [          ] Extension Letter

Dear [●]:

Pursuant to Section 1(m) of the Investment Management Trust Agreement between AlphaVest Acquisition Corp (“Company”) and Continental Stock Transfer & Trust Company, dated as of December 19, 2022 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional three (3) months, from ________ to ________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $55,000 for each month in an Extension which will be wired to you, into the Trust Account investments upon receipt.

This is the [first/second/third] of up to three Extension Letters.

Very truly yours,
AlphaVest Acquisition Corp
By:
Name:
Title:

cc: EarlyBirdCapital, Inc.

3. All other provisions of the Original Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Original Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

ALPHAVEST ACQUISITION CORP
By:
Name:
Tile:

PRELIMINARY PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

ALPHAVEST ACQUISITION CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Yong (David) Yan, the Company’s Chief Executive Officer, (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of AlphaVest Acquisition Corp to be held on December 20, 2023 at 12:00 p.m. Eastern Time, virtually via live webcast at https://www.cstproxy.com/alphavest/2023 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

ALPHAVEST ACQUISITION CORP - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.	Please mark votes as ☒ indicated in this example

	FOR	AGAINST	ABSTAIN

(1) The Extension Amendment Proposal - It is resolved as a special resolution that AlphaVest’s Amended and Restated Memorandum and Articles of Association, dated as of December 19, 2022 (the “Existing Charter”) be deleted in its entirety and in substitution in their place the AlphaVest Second Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) be adopted which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) from December 22, 2023 (the “Termination Date”) up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each up to December 22, 2024 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering) (the “Extended Date”);.	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(2) The Trust Agreement Amendment Proposal – It is resolved that the AlphaVest’s investment management trust agreement, dated as of December 19, 2022 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) be amended to allow the Company to extend the Termination Date from December 22, 2023 up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each up to December 22, 2024 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering) by providing five days advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account, $55,000 for each month in an Extension (the “Extension Payment”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement;.	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(3) The Adjournment Proposal - It is resolved as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment.	☐	☐	☐

Date __________________

Signature _____________________

Signature (if held jointly) ____________________

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~